UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $25.52 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $25.00.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Limited Duration Preferred and Income Fund at NAV[a]	4.29%
Cohen & Steers Limited Duration Preferred and Income Fund at Market Value[a]	3.51%
BofA Merrill Lynch US Capital Securities Index[b]	0.17%
Blended benchmark—75% BofA Merrill Lynch US Capital Securities Index/25% BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index[b]	0.16%
Barclays Capital U.S. Aggregate Bond Index[b]	–2.44%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch US Capital Securities Index is a subset of The BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The BofA Merrill Lynch 7% Constrained Adjustable Rate Preferred Securities Index contains all securities in the BofA Merrill Lynch Adjustable Rate Preferred Securities Index but caps issuer exposure at 7%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 7%. Issuers that exceed the limit are reduced to 7% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 7% cap are increased on a pro-rata basis. In the event there are fewer than 15 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Preferred securities began the first half of 2013 on a positive note, but then encountered headwinds that hindered financial markets broadly. Income-oriented assets in particular came under pressure in May and into June after the Federal Reserve (the Fed) suggested that further bond purchases under their quantitative easing program might be scaled back, depending on the pace of economic growth. Given the general improvement in U.S. economic data, the market anticipated a tapering in monetary stimulus sooner than previously thought.

In response, the benchmark 10-year Treasury yield moved sharply higher—reaching 2.6% on June 30, after entering the period at 1.8%. Preferreds declined in price in May and June, but it is not axiomatic that rising rates send preferreds lower, as their wide credit spreads can provide a cushion. For example, when Treasury yields rose from December 2012 through early March 2013 (from 1.6% to 2.0%), the BofA Fixed Rate Preferreds Index had a total return of about 2.0%, and preferreds' yield spreads tightened against Treasury yields. During that period, investors viewed rising rates as a sign of an improving economy, which is typically good for credit. By contrast, in June, spreads did not narrow and even widened on many fixed income securities, including preferreds, but also investment-grade and high-yield corporate debt.

Investors' general aversion to bonds added pressure as bond mutual funds and exchange-traded funds saw large redemptions, which necessitated the selling of a range of holdings. In this environment, late-period returns were negative across most sectors of the preferreds' market, including financial preferreds that comprise the majority of the market, as well as non-financial companies such as real estate and utilities issuers. Broadly speaking, longer-duration securities declined the most, but selling was otherwise indiscriminate. Even many adjustable-rate preferreds were down, despite their normal insulation from rising interest rates.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Fund performance

The Fund had a modestly positive total return in the period and outperformed its blended benchmark on a NAV and market value basis. In general, our preference for higher-coupon securities aided relative returns. From a sector viewpoint, security selection in the insurance and banking groups contributed to relative performance. Our out-of-benchmark allocation to preferreds issued by telecommunications companies detracted from relative returns.

Impact of derivative on Fund performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest-rate swaps to exchange the floating rate for a fixed rate. During the period, the Fund's use of swaps contributed to the Fund's performance.

The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material impact on the Fund's performance during the six-month period ended June 30, 2013.

Impact of leverage on Fund performance

The Fund's use of leverage during the six-month period ended June 30, 2013 contributed to the Fund's performance.

Investment Outlook

The downdraft in preferreds has been somewhat rational, in our view, as prospects for lower Fed accommodation has increased uncertainty. However, we believe the extent of repricing of many preferreds has led to a value entry point in many securities. With yield spreads already wide of historical levels before the selloff and even wider now, we believe many securities look quite compelling, even if we assume that Treasury yields will rise further.

On that front, we expect Treasury yields to rise over time, but to levels that would not threaten many of the values currently available in preferreds. We believe that the yield on the benchmark 10-year Treasury note could hover in the mid- to high-2% area by year end, as U.S. growth continues to improve modestly; and we think the low 3% context is likely in 2014. However, we believe it is unlikely to be much higher given very low and generally declining inflation globally, as well as moderate economic growth in Asia and a tepid outlook for European economies. Growth in the U.S. could be a little stronger, but in our view GDP will probably not be strong enough to elicit materially higher rates that could affect the preferreds currently offering yields in the 6% to 8% range.

That said, our forecast for preferreds does take into account the cushioning effect of spread tightening that has historically taken place as interest rates rise. While it occurred only to a very limited extent in May and June, we expect spread tightening to resume over time, particularly given the quickly improving fundamentals of the financial issuers that dominate the market. However, for the near term

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

we are cautious with respect to interest-rate risk, and have been proactively positioning our investments to protect against a further increase in rates. We are employing various tools to manage this risk, including investing in lower duration preferred security structures, like floating rate and fixed-to-floating rate issues, buying securities that have relatively wide credit spreads and favoring higher-coupon over lower-coupon issues. In addition, we expect the high income rate offered by preferred securities—as well as the reinvestment of income—to help dampen the effects of any further price pressures over time.

We continue to find good value in many financial preferreds, with banks and insurance companies by far the dominant issuers in the space. However, we maintain allocations to non-financial sectors, including REIT and telecommunication issues, as we believe they also offer good value along with somewhat more modest supply, while providing sector diversification.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

  ELAINE ZAHARIS-NIKAS

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2013, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed rate obligations for the term of the swap agreements). Specifically, as of June 30, 2013, we have fixed the rate on 90% of our borrowings at an average interest rate of 0% for an average remaining period of 5.4 years. Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	30%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Rate on Swaps[c]	0%
Weighted Average Term on Swaps	5.4 years
Current Rate on Debt	1.1%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

c  The Fund entered into one-year forward-starting interest rate swaps with interest receipts and payments commencing on December 2, 2013 (effective date).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

June 30, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
JP Morgan Chase & Co., 7.90%, Series I	$44,114,733	4.2
General Electric Capital Corp., 7.125%, Series A	43,012,428	4.1
Southern California Edison Co., 4.32%, Series D ($100 Par Value)(FRN)	35,117,270	3.3
Goldman Sachs Capital II, 4.00%, due 6/1/43, (FRN)	31,745,285	3.0
Wachovia Capital Trust III, 5.57% (FRN)	30,457,500	2.9
USB Capital IX, 3.50% (FRN)	28,005,505	2.7
Rabobank Nederland, 8.40% (Netherlands)	26,178,250	2.5
Liberty Mutual Group, 7.00%, due 3/15/37, 144A	25,512,025	2.4
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)	25,127,500	2.4
Catlin Insurance Co., 7.249%, 144A (Bermuda)	24,720,000	2.3

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	34.5%
BANKS	14.2%
Ally Financial, 8.50%, Series Aa		195,800	$5,063,388
Bank of America Corp., 4.00%, Series IV (FRN)		111,359	2,498,896
CoBank ACB, 6.25%, 144A ($100 Par Value)[b]		169,000	17,443,977
CoBank ACB, 6.125%, Series G ($100 Par Value)		32,250	3,210,891
First Niagara Financial Group, 8.625%, Series Bc		87,820	2,502,870
GMAC Capital Trust I, 8.125%, due 2/15/40, Series II (TruPS)[a]		595,000	15,499,750
Goldman Sachs Group/The, 5.50%, Series Ja		295,078	7,123,183
HSBC USA, 3.50%, Series F (FRN)[a]		575,949	12,958,852
HSBC USA, 4.9175%, Series G (FRN)[a]		441,036	10,593,685
PrivateBancorp, 7.125%, due 10/30/42		200,100	5,192,595
US Bancorp, 3.50%, Series A, ($1,000 Par Value)(FRN)[a]		16,876	14,641,871
Zions Bancorp, 7.90%, Series Fa		174,694	4,975,285
Zions Bancorp, 6.30%, Series G		120,000	3,054,000
			104,759,243
BANKS—FOREIGN	0.2%
Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)		82,360	1,748,503
ELECTRIC—INTEGRATED	4.7%
Southern California Edison Co., 4.32%, Series D ($100 Par Value)(FRN)[a]		345,451	35,117,270
FINANCE—INVESTMENT BANKER/BROKER	1.2%
Morgan Stanley, 4.00%, Series A (FRN)[a]		405,775	8,703,874
INSURANCE	6.6%
LIFE/HEALTH INSURANCE	2.0%
MetLife, 4.00%, Series A (FRN)[a]		326,431	7,938,802
Principal Financial Group, 5.563%, Series A ($100 Par Value)		72,513	7,094,947
TOTAL LIFE/HEALTH INSURANCE			15,033,749
MULTI-LINE	1.0%
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		240,000	7,075,200

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MULTI-LINE—FOREIGN	0.3%
ING Groep N.V., 8.50% (Netherlands)		90,000	$2,277,900
REINSURANCE	1.0%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		294,596	7,659,496
REINSURANCE—FOREIGN	2.3%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		201,000	5,125,500
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		97,849	2,583,214
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		141,588	3,803,054
Montpelier Re Holdings Ltd., 8.875% (Bermuda)[a]		193,320	5,254,437
			16,766,205
TOTAL INSURANCE			48,812,550
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Qwest Corp., 6.125%, due 6/1/53		160,000	3,856,000
PIPELINES	0.6%
NuStar Logistics LP, 7.625%, due 1/15/43		159,500	4,178,900
REAL ESTATE	6.1%
DIVERSIFIED	4.4%
CapLease, 8.375%, Series Ba		154,437	3,899,534
Colony Financial, 8.50%, Series Aa		240,000	6,237,600
Forest City Enterprises, 7.375%, due 2/1/34[a]		260,000	6,661,200
NorthStar Realty Finance Corp., 8.50%, Series D		99,400	2,465,120
Retail Properties of America, 7.00%		99,400	2,478,042
Urstadt Biddle Properties, 7.125%, Series Fa		193,484	5,009,301
Winthrop Realty Trust, 7.75%, due 8/15/22[a]		210,000	5,510,400
			32,261,197
HOTEL	1.0%
Summit Hotel Properties, 7.125%		115,500	2,800,875
Summit Hotel Properties, 7.875, Series Bc		186,650	4,834,235
			7,635,110
OFFICE	0.3%
Corporate Office Properties Trust, 7.375%, Series L		90,866	2,330,713

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
RESIDENTIAL—MANUFACTURED HOME	0.4%
Sun Communities, 7.125%, Series A		100,000	$2,514,000
TOTAL REAL ESTATE			44,741,020
TRANSPORT—MARINE—FOREIGN	0.4%
Seaspan Corp., 9.50%, Series C (Hong Kong)		109,150	2,940,501
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$249,282,683)			254,857,861
PREFERRED SECURITIES—CAPITAL SECURITIES	100.2%
BANKS	30.8%
BAC Capital Trust XIV, 4.00%, Series G, (FRN)		18,930,000	15,948,525
Bank of America Corp., 8.125%, Series M		18,500,000	20,907,146
Citigroup, 5.95%		11,000,000	10,959,850
Goldman Sachs Capital II, 4.00%, due 6/1/43, (FRN)[a]		39,806,000	31,745,285
Goldman Sachs Capital III, 4.00%, Series F (FRN)		7,800,000	6,220,500
JP Morgan Chase & Co., 7.90%, Series Ia		39,000,000	44,114,733
Mellon Capital IV, 4.00%, Series 1 (FRN)[a]		18,600,000	17,158,500
USB Capital IX, 3.50%, (FRN)[a]		32,098,000	28,005,505
Wachovia Capital Trust III, 5.57%, (FRN)[a]		31,000,000	30,457,500
Wells Fargo & Co., 7.98%, Series Ka		17,500,000	19,807,812
Zions Bancorp, 5.80%		2,500,000	2,356,250
			227,681,606
BANKS—FOREIGN	28.4%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[d]		2,800,000	2,667,000
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[b]		23,000,000	25,127,500
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		2,200,000	2,913,742
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[a]		17,300,000	17,018,875
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)		9,000,000	8,966,250
Barclays Bank PLC, 7.434%, 144A (United Kingdom)[b]		4,350,000	4,545,750
Barclays Bank PLC, 10.179%, due 6/12/21, 144A (United Kingdom)[a,b]		2,000,000	2,547,330
BNP Paribas, 7.195%, 144A (France)[b]		3,000,000	2,917,500
BPCE SA, 9.00%, (France) (EUR)		5,500,000	7,463,333

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
BPCE SA, 12.50%, 144A (France)[a,b]		5,000,000	$6,112,500
Claudius Ltd. (Credit Suisse), 7.875% (Switzerland)[a]		7,300,000	7,677,775
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41 (Switzerland)		9,750,000	10,237,500
Deutsche Bank Capital Funding Trust I, 3.254%, 144A (FRN) (Germany)[b]		7,500,000	6,787,500
Deutsche Bank Capital Trust IV (Germany)		6,000,000	5,190,000
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[b]		7,101,000	7,163,134
HBOS Capital Funding LP, 6.85% (United Kingdom)[a]		9,550,000	8,759,738
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,b]		6,895,000	9,808,137
Lloyds Banking Group PLC, 6.657%, 144A (United Kingdom)[b]		2,500,000	2,200,000
Lloyds TSB Bank PLC, 11.875%, due 12/16/21, (FRN) (United Kingdom) (EUR)[a]		3,000,000	4,741,876
Rabobank Nederland, 8.40% (Netherlands)		24,500,000	26,178,250
RBS Capital Trust B, 6.80% (United Kingdom)[a]		11,687,000	10,237,812
RBS Capital Trust II, 6.425% (United Kingdom)		4,000,000	3,240,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]		4,000,000	3,700,000
Royal Bank of Scotland PLC, 9.50%, due 3/16/22 (United Kingdom)[a]		5,000,000	5,539,325
Societe Generale SA, 8.875% (France) (GBP)		1,750,000	2,738,850
UBS AG, 7.625%, due 8/17/22 (Switzerland)[a]		14,000,000	15,389,850
			209,869,527
ELECTRIC—INTEGRATED—FOREIGN	1.2%
Electricite de France SA, 5.25%, 144A (FRN) (France)[b]		5,000,000	4,788,825
RWE AG, 7.00%, due 10/12/72 (Germany)[a]		4,160,000	4,473,040
			9,261,865
FINANCE—DIVERSIFIED FINANCIAL SERVICES	6.3%
Aberdeen Asset Management PLC, 7.00% (United Kingdom)		3,650,000	3,622,625
General Electric Capital Corp., 7.125%, Series Aa		38,000,000	43,012,428
			46,635,053

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	26.8%
LIFE/HEALTH INSURANCE	4.0%
American General Capital II, 8.50%, due 7/1/30, (TruPS)[a]		11,304,000	$14,808,240
American General Institutional Capital A, 7.57%, due 12/1/45, 144Aa,b		8,000,000	9,560,000
American General Institutional Capital B, 8.125%, due 3/15/46, 144Aa,b		2,270,000	2,752,375
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		2,000,000	2,391,814
			29,512,429
LIFE/HEALTH INSURANCE—FOREIGN	5.9%
Aegon NV, 1.709%, ($100 Par Value) (FRN) (Netherlands)		20,985,000	15,109,200
Friends Life Group PLC, 7.875% (United Kingdom)		6,500,000	6,735,625
La Mondiale Vie, 7.625% (France)[d]		13,250,000	13,597,812
Prudential PLC, 7.75% (United Kingdom)[a]		4,375,000	4,655,547
Scottish Widows PLC, 7.00%, due 6/16/43 (United Kingdom)		2,300,000	3,415,340
			43,513,524
MULTI-LINE	0.4%
Nationwide Mutual Insurance Co., 5.81%, due 12/15/24, 144Aa,b		3,125,000	3,179,688
MULTI-LINE—FOREIGN	4.6%
Aviva PLC, 8.25% (United Kingdom)[a]		8,600,000	9,109,550
AXA SA, 8.60%, due 12/15/30 (France)[a]		5,000,000	6,062,500
AXA SA, 1.92%, (FRN) (France) (EUR)		5,000,000	3,872,407
AXA SA, 6.463%, 144A (France)[a,b]		12,102,000	11,905,343
ING Capital Funding Trust III, 3.96%, (FRN) (Netherlands)[a]		3,329,000	3,212,485
			34,162,285
PROPERTY CASUALTY	3.5%
Liberty Mutual Group, 7.00%, due 3/15/37, 144Aa,b		25,135,000	25,512,025
PROPERTY CASUALTY—FOREIGN	0.9%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,b]		6,000,000	6,510,000

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
REINSURANCE—FOREIGN	7.5%
Aquarius + Investments PLC, 8.25% (Switzerland)		17,000,000	$18,232,500
Catlin Insurance Co., 7.249%, 144A (Bermuda)[b,e]		24,000,000	24,720,000
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,b]		12,000,000	12,691,056
			55,643,556
TOTAL INSURANCE			198,033,507
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[b]		3,503	4,398,454
OIL & GAS EXPLORATION & PRODUCTION—FOREIGN	1.8%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)[a]		9,800,000	13,221,765
PIPELINES	2.9%
DCP Midstream LLC, 5.85%, due 5/21/43, 144Ab		4,288,000	4,137,920
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		3,100,000	3,528,575
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series Ba		12,000,000	13,483,200
			21,149,695
UTILITIES	1.4%
ELECTRIC UTILITIES	0.7%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		5,000,000	5,529,990
MULTI-UTILITIES	0.7%
Dominion Resources, 2.611%, due 9/30/66, (FRN)[a]		5,400,000	5,093,178
TOTAL UTILITIES			10,623,168
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$709,912,120)			740,874,640
		Principal Amount
CORPORATE BONDS	4.4%
INSURANCE—PROPERTY CASUALTY	0.7%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,b		$5,000,000	5,293,895

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	2.6%
Citizens Communications Co., 9.00%, due 8/15/31[a]		$19,000,000	$18,905,000
REAL ESTATE—SHOPPING CENTERS—FOREIGN	1.1%
BR Malls International Finance Ltd., 8.50%, 144A (Brazil)[b,d,f]		8,000,000	8,200,000
TOTAL CORPORATE BONDS (Identified cost—$33,607,670)			32,398,895
		Number of Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[g]		3,800,012	3,800,012
Federated Government Obligations Fund, 0.01%[g]		3,800,012	3,800,012
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,600,024)			7,600,024
TOTAL INVESTMENTS (Identified cost—$1,000,402,497)	140.1%		1,035,731,420
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.1)		(296,616,566)
NET ASSETS (Equivalent to $25.52 per share based on 28,965,606 shares of common stock outstanding)	100.0%		$739,114,854

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $505,211,490 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 28.5% of the net assets of the Fund, of which 1.1% are illiquid.

c  A portion of the security is segregated as collateral for interest rate swap transactions. $5,996,500 in aggregate has been segregated as collateral.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 3.3% of the net assets of the Fund.

e  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $6,272,700 in aggregate has been segregated as collateral.

f  Illiquid security. Aggregate holdings equal 1.1% of the net assets of the Fund.

g  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Interest rate swaps outstanding at June 30, 2013 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable[a]	Floating Rate (resets monthly) Receivable[a,b]	Termination Date	Unrealized Appreciation
Bank of America, N.A.	$94,500,000	0.914%	LIBOR	December 1, 2017	$1,629,369
Bank of America, N.A.	94,500,000	1.164%	LIBOR	December 1, 2018	2,513,795
BNP Paribas	94,500,000	1.395%	LIBOR	December 1, 2019	3,331,881
					$7,475,045

a  Represents one year forward-starting interest rate swap with interest receipts and payments commencing on December 2, 2013 (effective date).

b  Based on LIBOR (London Interbank Offered Rate).

Forward foreign currency exchange contracts outstanding at June 30, 2013 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman	EUR	25,341,658	USD	32,850,873	7/2/13	$(135,083)
Brown Brothers Harriman	GBP	4,296,337	USD	6,513,084	7/2/13	(21,428)
Brown Brothers Harriman	USD	1,355,601	EUR	1,036,685	7/2/13	(6,200)
Brown Brothers Harriman	USD	6,517,556	GBP	4,296,337	7/2/13	16,956
Brown Brothers Harriman	USD	31,586,500	EUR	24,304,973	7/2/13	50,055
Brown Brothers Harriman	EUR	24,743,900	USD	32,157,791	8/2/13	(54,052)
Brown Brothers Harriman	GBP	4,039,286	USD	6,125,723	8/2/13	(16,535)
						$(166,287)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

TruPS  Trust Preferred Securities

USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,000,402,497)	$1,035,731,420
Cash	362,446
Unrealized appreciation on interest rate swap transactions	7,475,045
Receivable for:
Dividends and interest	13,775,104
Investment securities sold	220,347
Unrealized appreciation on forward foreign currency exchange contracts	67,011
Other assets	25,012
Total Assets	1,057,656,385
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	233,298
Payable for:
Revolving credit agreement	315,000,000
Investment securities purchased	2,155,317
Investment management fees	612,206
Dividends declared	231,672
Administration fees	43,729
Interest expense	28,206
Directors' fees	6,374
Other liabilities	230,729
Total Liabilities	318,541,531
NET ASSETS	$739,114,854
NET ASSETS consist of:
Paid-in capital	$690,310,884
Dividends in excess of net investment income	(1,914,046)
Accumulated undistributed net realized gain	8,085,277
Net unrealized appreciation	42,632,739
$739,114,854
NET ASSET VALUE PER SHARE:
($739,114,854 ÷ 28,965,606 shares outstanding)	$25.52
MARKET PRICE PER SHARE	$25.00
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(2.04)%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income	$7,176,013
Interest income (net of $3,640 of foreign withholding tax)	24,195,708
Total Investment Income	31,371,721
Expenses:
Investment management fees	3,723,313
Interest expense	1,710,329
Administration fees	358,388
Custodian fees and expenses	131,514
Professional fees	91,084
Shareholder reporting expenses	56,822
Directors' fees and expenses	22,075
Transfer agent fees and expenses	15,553
Registration and filing fees	4,993
Miscellaneous	25,252
Total Expenses	6,139,323
Net Investment Income	25,232,398
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,032,388
Foreign currency transactions	(9,005)
Net realized gain	9,023,383
Net change in unrealized appreciation (depreciation) on:
Investments	(11,874,810)
Foreign currency translations	682,597
Interest rate swap transactions	8,172,196
Net change in unrealized appreciation (depreciation)	(3,020,017)
Net realized and unrealized gain	6,003,366
Net Increase in Net Assets Resulting from Operations	$31,235,764

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Period July 27, 2012[a] through December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$25,232,398	$16,846,524
Net realized gain	9,023,383	1,757,332
Net change in unrealized appreciation (depreciation)	(3,020,017)	45,652,756
Net increase in net assets resulting from operations	31,235,764	64,256,612
Dividends and Distributions to Shareholders from:
Net investment income	(27,102,342)	(19,211,553)
Net realized gain	—	(380,553)
Total dividends and distributions to shareholders	(27,102,342)	(19,592,106)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	510,395	689,706,235
Total increase in net assets	4,643,817	734,370,741
Net Assets:
Beginning of period	734,471,037	100,296
End of period[b]	$739,114,854	$734,471,037

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $1,914,046 and $44,102, respectively.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$31,235,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(169,745,073)
Net purchases, sales and maturities of short-term investments	(2,198,309)
Net amortization of premium	1,823,367
Proceeds from sales and maturities of long-term investments	175,550,990
Net increase in dividends and interest receivable and other assets	(2,691,054)
Net increase in interest expense payable, accrued expenses and other liabilities	62,750
Net change in unrealized depreciation on investments	11,874,810
Net change in unrealized appreciation on interest rate swap transactions	(8,172,196)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(708,175)
Net realized gain on investments	(9,032,388)
Cash provided by operating activities	28,000,486
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	510,395
Distributions paid on common shares	(28,560,875)
Cash used for financing activities	(28,050,480)
Decrease in cash	(49,994)
Cash at beginning of period	412,440
Cash at end of period	$362,446

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2013	For the Period July 27, 2012[a] through December 31, 2012
Net asset value, beginning of period	$25.37	$23.88
Income (loss) from investment operations:
Net investment income[b]	0.87	0.59 [c]
Net realized and unrealized gain	0.22	1.63
Total income (loss) from investment operations	1.09	2.22
Less dividends and distributions to shareholders from:
Net investment income	(0.94)	(0.67)
Net realized gain	—	(0.01)
Total dividends and distributions to shareholders	(0.94)	(0.68)
Offering costs charged to paid-in capital	—	(0.05)
Anti-dilutive effect from the issuance of reinvested shares	0.00 [d]	0.00 [d]
Net increase in net asset value	0.15	1.49
Net asset value, end of period	$25.52	$25.37
Market value, end of period	$25.00	$25.04
Total net asset value return[e,f]	4.29%	9.14%
Total market value return[e,f]	3.51%	2.89%

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended June 30, 2013	For the Period July 27, 2012[a] through December 31, 2012
Net assets, end of period (in millions)	$739.1	$734.5
Ratio of expenses to average daily net assets[g]	1.63%	1.39%
Ratio of expenses to average daily net assets (excluding interest expense)[g]	1.18%	1.09%
Ratio of net investment income to average daily net assets[g]	6.72%	5.57%
Ratio of expenses to average daily managed assets[g,h]	1.15%	1.09%
Portfolio turnover rate[f]	16%	23%
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	335%	333%
Asset coverage per $1,000 for revolving credit agreement	$3,346	$3,332

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  10.5% of dividend income was attributable to dividends paid by GMAC Capital Trust I.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  Annualized.

h  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income. The Fund had no operations until June 13, 2012 when it sold 4,200 shares to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on July 27, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Preferred Securities— $25 Par Value—Banks	$104,759,243	$84,104,375	$20,654,868	$—
Preferred Securities— $25 Par Value— Electric—Integrated	35,117,270	—	35,117,270	—
Preferred Securities— $25 Par Value— Insurance—Life/Health Insurance	15,033,749	7,938,802	7,094,947	—
Preferred Securities— $25 Par Value— Other Industries	99,947,599	99,947,599	—	—
Preferred Securities— Capital Securities— Banks—Foreign	190,728,893	—	188,061,893	2,667,000	[b]
Preferred Securities— Capital Securities— Insurance—Life/Health Insurance—Foreign	43,513,524	—	14,806,512	28,707,012	[b]
Preferred Securities— Capital Securities— Insurance—Multi-Line— Foreign	34,162,285	—	30,289,878	3,872,407	[b]
Preferred Securities— Capital Securities— Other Industries	472,469,938	—	472,469,938	—

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Corporate Bonds—Real Estate— Shopping Centers	$8,200,000	$—	$—	$8,200,000	[b]
Corporate Bonds— Other Industries	24,198,895	—	24,198,895	—
Money Market Funds	7,600,024	—	7,600,024	—
Total Investments[c]	$1,035,731,420	$191,990,776	$800,294,225	$43,446,419
Interest rate swaps	$7,475,045	$—	$7,475,045	$—
Forward foreign currency exchange contracts	67,011	—	67,011	—
Total Appreciation in Other Financial Instruments[c]	$7,542,056	$—	$7,542,056	$—
Forward foreign currency exchange contracts	$(233,298)	$—	$(233,298)	$—
Total Depreciation in Other Financial Instruments[c]	$(233,298)	$—	$(233,298)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued utilizing broker quotes.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Preferred Securities— Capital Securities— Insurance— Multi-Line— Foreign	Corporate Bonds— Real Estate— Shopping Centers
Balance as of December 31, 2012	$24,107,256	$—	$12,066,375	$3,200,881	$8,840,000
Purchases	16,365,016	2,800,000	13,565,016	—	—
Accretion (Amortization)	(36,830)	—	48,189	13,104	(98,123)
Change in unrealized appreciation (depreciation)	3,010,977	(133,000)	3,027,432	658,422	(541,877)
Balance as of June 30, 2013	$43,446,419	$2,667,000	$28,707,012	$3,872,407	$8,200,000

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $3,010,977.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment, the accruals for which would begin at a specific date in the future (the effective date), obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) required the Securities and Exchange Commission and Commodity Futures Trading Commission to mandate by regulation that certain derivatives, previously traded over-the-counter, including interest rate swaps, be executed in a regulated, transparent market and settled by means of a central clearing house. The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or could limit the Fund's ability to pursue its investment strategies. For each swap counterparty, the Fund entered into a Cleared Derivatives Execution Agreement and related annexes thereto (Clearing Agreement) with Morgan Stanley & Co. LLC which sets forth the general terms and conditions of the Fund's swap transactions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $265,951 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $6,831 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $171,856,085 and $174,790,378, respectively.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2013 and the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	Unrealized appreciation	$7,475,045	Unrealized depreciation	$—
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$67,011	Unrealized depreciation	$233,298

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$—	$8,172,196
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$73,681	$708,175

The following summarizes the volume of the Fund's interest rate swaps and forward foreign currency exchange contracts activity during the six months ended June 30, 2013:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Balance	$283,500,000	$46,578,605
Ending Notional Balance	283,500,000	38,283,514

At June 30, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest rate swap contracts	$7,475,045	$—

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund, if any, as of June 30, 2013:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets[a]
Bank of America, N.A.	$4,143,164	$—	$—	$4,143,164
BNP Paribas	3,331,881	—	—	3,331,881
Total	$7,475,045	$—	$—	$7,475,045

a  Net amount represents the net receivable from the counterparty in the event of default.

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,000,402,497
Gross unrealized appreciation	$41,805,200
Gross unrealized depreciation	(6,476,277)
Net unrealized appreciation	$35,328,923

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On July 27, 2012, the Fund completed the initial public offering of 26,500,000 shares of common stock. Proceeds paid to the Fund amounted to $631,497,996 after the deduction of underwriting commissions and offering expenses of $31,002,004.

On August 15, 2012, the Fund completed the subsequent offering of 1,300,000 shares of common stock. Proceeds paid to the Fund amounted to $30,979,147 after the deduction of underwriting commissions and offering expenses of $1,520,853.

On September 7, 2012, the Fund completed the subsequent offering of 1,129,149 shares of common stock. Proceeds paid to the Fund amounted to $26,907,748 after the deduction of underwriting commissions and offering expenses of $1,320,977.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2013, the Fund issued 19,422 shares of common stock for the reinvestment of dividends. During the period ended December 31, 2012, the Fund issued 12,835 shares of common stock for the reinvestment of dividends in an amount of $321,344.

On December 11, 2012, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.25% per annum on the unused portion of the credit agreement. The credit agreement has a 364-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers or violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also includes a term that permits the Fund to request, upon notice, that the facility convert to a combination of LIBOR-based variable and fixed rate financing, subject to certain conditions.

As of June 30, 2013, the Fund had outstanding borrowings of $315,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 1.08%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Michael Clark	24,766,521.424	414,092.214
Bonnie Cohen	24,675,307.974	505,305.664
Martin Cohen	24,684,703.723	495,909.915
George Grossman	24,747,601.637	433,012,001
Richard E. Kroon	24,766,262.722	414,650.916
Richard J. Norman	24,697,867.252	482,746.386
Frank K. Ross	24,765,996.798	414,616.840
Robert H. Steers	24,713,058.482	467,555.156
C. Edward Ward Jr.	24,761,426.509	419,187.129

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(period ended June 30, 2013) (Unaudited)

Based on Net Asset Value	Based on Market Value
Since Inception (07/27/12)	Since Inception (07/27/12)
13.82%	6.50%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Investment Advisor and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors noted that the Fund has been in existence for less than one year and considered the investment performance

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

of the Fund compared to Peer Funds and compared to a relevant blended benchmark since inception (July 26, 2012). The Board of Directors noted that the Fund outperformed the Peer Funds' median and blended benchmark since inception through March 31, 2013, ranking in the first quintile. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the actual and contractual management fees at managed asset levels were higher than the Peer Funds median, each ranking in the third quintile, while the actual management fee at common asset levels was lower than the Peer Funds median, ranking in the first quintile; the total expense ratios at managed and common asset levels were lower than the medians of the Peer Funds, ranking the Fund in the first quintile for each. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

LIMITED DURATION PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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LDPSAR

Semiannual Report June 30, 2013

Cohen & Steers Limited Duration Preferred and Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013